SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use by Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

MGT CAPITAL INVESTMENTS, INC.
(Name of registrant as specified in its charter)

N/A
(Name of persons filing proxy statement, if other than registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid: ☐

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MGT CAPITAL INVESTMENTS, INC.
Kensington Centre, 66 Hammersmith Road
London W14 8UD, United Kingdom

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 4, 2009

TO THE STOCKHOLDERS OF MGT CAPITAL INVESTMENTS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders (the "Meeting") of MGT Capital Investments, Inc., a corporation formed under the laws of the State of Delaware (“MGT”, the "Company", “we” or “us”) will be held at 10:00 a.m. (British Summer Time) on August 4, 2009 at the offices of the Company, Kensington Centre, 66 Hammersmith Road, London, United Kingdom for the following purpose:

1.	Election of Directors Proposal - the election of seven (7) Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified, (“Proposal 1”);
2.
Ratification of Auditors Proposal – to consider and act upon a proposal to ratify the Board’s selection of Amper, Politziner & Mattia LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009 (“Proposal 2”); and

3.	to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Stockholders of record at the close of business on June 30, 2009 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.

By Order of the Board of Directors,

/s/ Tim Paterson-Brown
Tim Paterson-Brown, Chief Executive Officer

June 30, 2009

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on August 4, 2009

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available at http://www.mgtci.com/annuals.cfm.

MGT CAPITAL INVESTMENTS, INC.
Kensington Centre, 66 Hammersmith Road
London W14 8UD, United Kingdom

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 4, 2009

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Meeting”) of the stockholders (the "Stockholders") of MGT Capital Investments, Inc. (“MGT,” the “Company,” “we,” “us” or “our”), shall be held on August 4, 2009 at 10:00 a.m. (British Summer Time) at the offices of the Company, Kensington Centre, 66 Hammersmith Road, London, United Kingdom and at any adjournment or postponement thereof.

Only Stockholders of record at the close of business on June 30, 2009 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 32,550,590 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters coming before the Meeting.

All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Stockholder's directions and, unless contrary directions are given, will be voted “FOR” the proposals (the "Proposals") as described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

The Board has approved for submission to Stockholders the following Proposals and recommends the Stockholders vote "FOR" each of the Proposals listed below:

1.
Election of Directors Proposal- to elect seven Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified (“Proposal 1” or the “Director Proposal”);

2.
Ratification of Auditors Proposal – to consider and act upon a proposal to ratify the Board’s selection of Amper, Politziner & Mattia LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009 (“Proposal 2” or the “Ratification of Auditors Proposal”); and

3.	to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The presence in person or by properly executed proxy of holders representing not less than a majority of the issued and outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business.  An abstention from voting on the Ratification of Auditors Proposal will have the same effect as a vote against this proposal.

Brokers holding Common Stock for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, in the absence of specific instructions from the beneficial owners, brokers have discretionary authority to vote on "routine" matters.  There are no votes scheduled that are considered “non-routine.”

In order for us to conduct the Meeting, a quorum must be present.  In the absence of a quorum, the holders of the majority of the shares of stock present in person or by proxy and entitled to vote or, if no stockholder entitled to vote is present, then any officer of the Company may adjourn the Meeting. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Stockholders on or about July 2, 2009.

A Stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to our Corporate Secretary, by executing a revised proxy at a later date or by attending the Meeting and voting in person.  Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specification made thereon or, in the absence of such specifications in accordance with the recommendations of our Board.

We will pay all costs associated with the distribution of this Proxy Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Proxy Statement to the beneficial owners of our Common Stock.

We will only deliver one Proxy Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Corporate Secretary
MGT CAPITAL INVESTMENTS, INC.
Kensington Centre, 66 Hammersmith Road
London W14 8UD, United Kingdom
011-44-207-605-1151

The date of this Proxy Statement is July 1, 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED PRE-ADDRESSED POSTAGE PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.  IF YOUR BROKER HOLDS YOUR SHARES OF THE COMPANY’S COMMON STOCK IN STREET NAME, YOU MUST DIRECT YOUR BROKER ON HOW TO VOTE YOUR SHARES OR OBTAIN A PROXY FROM YOUR BROKER TO VOTE IN PERSON AT THE ANNUAL MEETING.

MGT CAPITAL INVESTMENTS, INC.

TABLE OF CONTENTS

PAGE
INFORMATION ABOUT THE MEETING	2
SUMMARY	5
PROPOSAL 1 Election of Directors - to elect seven (7) Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified	7
PROPOSAL 2 Ratification of Auditors – to consider and act upon a proposal to ratify the Board’s selection of Amper, Politziner & Mattia LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009	23
OTHER INFORMATION	25
Proxy solicitation	25
Other business	25
Deadline for submission of Stockholder proposals for the 2010 annual meeting of stockholders	25
Stockholder communications	25
Additional information	25

MGT CAPITAL INVESTMENTS, INC.
Kensington Centre, 66 Hammersmith Road
London W14 8UD, United Kingdom

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
AUGUST 4, 2009

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the board of directors (each a “Director”, and collectively the “Board of Directors” or “Board”) of MGT Capital Investments, Inc. (“MGT”, the “Company,” “we”, “us” or “our”) for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 10:00 a.m. (British Summer Time) on August 4, 2009 at the offices of the Company, which are located at Kensington Centre, 66 Hammersmith Road, London, United Kingdom, and at any adjournment or postponements thereof.

Only Stockholders of record at the close of business on June 30, 2009 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 32,550,590 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters coming before the Meeting.

INFORMATION ABOUT THE MEETING

When is the Meeting?

The Meeting will be held on August 4, 2009, at 10:00 a.m. (British Summer Time).

Where will the Meeting be held?

The Meeting will be held at the offices of the Company, which are located at Kensington Centre, 66 Hammersmith Road, London, United Kingdom.

What is being considered at the Meeting?

At the Meeting, Stockholders will be considering and asked to vote on the following proposals:

1.
Election of Directors Proposal- to elect seven Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified (“Proposal 1” or the “Director Proposal”);

2.
Ratification of Auditors Proposal – to consider and act upon a proposal to ratify the Board’s selection of Amper, Politziner & Mattia LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009 (“Proposal 2” or the “Ratification of Auditors Proposal); and

3.	to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the Meeting?

You may vote at the Meeting if you owned Common Stock as of the close of business on June 30, 2009, the Record Date.  Each share of Common Stock is entitled to one vote.

Are the proposals conditioned on one another?

No.

How do I vote?

You can vote in two ways:

•	By attending the Meeting and voting thereat; or
•	By completing, signing, dating and returning the enclosed proxy card.

What if I return my proxy card but do not include voting instructions?

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted FOR the election of directors and FOR the ratification of the Company’s independent auditors and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting.

If I am not going to attend the Meeting in person, should I return my proxy card instead?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so your shares may be represented at the Meeting.

What does it mean if I receive more than one proxy card?

It means you have multiple accounts with brokers and/or our transfer agent.  Please vote all of these shares of Common Stock.  We recommend you contact your broker and/or transfer agent to consolidate as many accounts as possible under the same name and address.  Our transfer agent is Standard Registrar & Transfer Company and their telephone number is 1-801-571-8844.

What will happen if I abstain from voting or fail to vote at the Meeting?

The Company will count a properly executed proxy marked ABSTAIN with respect to a particular proposal as present for purposes of determining whether a quorum is present. An abstention from voting on the Ratification of Auditors Proposal will have the same effect as a vote against this proposal.  An abstention from the Director Proposal will not have the effect of voting against such proposal.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If, on June 30, 2009, the Record Date, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account.  You are also invited to attend the Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the Meeting.

If you hold your shares in “street name” and you sign and return a proxy card without giving specific voting instructions, your broker or other nominee will have authority to vote your shares on all matters to be considered at the meeting.

What do I do if I want to change my vote?

If you desire to change your vote, please send a later-dated signed proxy card to our Corporate Secretary at MGT Capital Investments, Inc., Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom prior to the date of the Meeting or attend the Meeting in person. You may also revoke your proxy by sending a notice of revocation to the Corporate Secretary at the address above, provided such revocation is received prior to the Meeting.  If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

How many votes must be present to hold the Meeting?

Your shares are counted as present at the Meeting if you attend the Meeting and vote in person or if you properly return a proxy by mail.  In order for us to conduct our Meeting, a majority of the outstanding shares of Common Stock as of the Record Date must be present in person or by proxy at the Meeting.  This is referred to as a quorum.  On the Record Date, there were 32,550,590 shares of Common Stock outstanding and entitled to vote.

What vote is required to elect directors?

Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Meeting.  Therefore, abstentions will be counted for the purposes of meeting the quorum requirements but will not count as a vote for a director.

What vote is required to approve the Ratification of Auditors Proposal?

The approval of the Ratification of Auditors Proposal will require the affirmative vote of a majority of the Common Stock outstanding and entitled to vote in person or by proxy, provided a quorum is present at the Meeting.  Thus, any abstentions or other limited proxies will be counted for the purpose of meeting the quorum requirements but will not count for purposes of determining the number of votes cast in favor of the Ratification of Auditors Proposal.

Am I entitled to any appraisal or dissenters’ rights if I vote against the Proposals and such Proposals are subsequently approved?

No.  There are no appraisal or dissenters’ rights available under General Corporation Law of the State of Delaware (the “GCL”) for the Stockholders in connection with the Proposals.

How will voting on any other business be conducted?

Although we do not know of any other business to be conducted at the Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Meeting, your signed proxy card gives authority to the proxy holders to vote on those matters at their discretion.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to Stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners.  We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting.  Final voting results will be published in our Quarterly Report on Form 10-Q or on a Current Report on Form 8-K.

When are stockholder proposals for the 2010 annual meeting due?

Any Stockholder proposals for the 2010 annual meeting must be received by us, directed to the attention of the Company’s Corporate Secretary, MGT Capital Investments, Inc., Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom no later than March 3, 2010.  The use of certified mail, return receipt requested, is advised.  To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other application provisions of Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”).

How can I obtain a list of stockholders entitled to vote?

A list of the Stockholders entitled to vote as of the Record Date at the Meeting will be open to examination by any stockholder for any purpose germane to the meeting, during ordinary business hours for a period of 10 calendar days before the Meeting at the offices of the Company, Kensington Centre, 66 Hammersmith Road, London, United Kingdom and at the time of the Meeting for the duration of the Meeting.

How can I communicate with MGT’s Board of Directors?

Stockholders may communicate with our Board of Directors by sending a letter addressed to the Board of Directors, all independent directors or specified individual directors to the Company’s Corporate Secretary, MGT Capital Investments, Inc., Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom. All communications will be compiled by the Corporate Secretary and submitted to the Board or the specified directors on a periodic basis.

SUMMARY

The following summary includes information contained elsewhere in this Proxy Statement. This summary does not purport to contain a complete statement of all material information relating to the matters discussed herein and is subject to, and is qualified in its entirety by reference to the more detailed information and financial statements contained or incorporated in this Proxy Statement, including the appendices included herein. You should carefully read this Proxy Statement in its entirety, as well as the appendices included herein.

Proposal 1— Election of Directors Proposal
(see page 7)

At the Meeting, seven individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified.  The seven current Directors to be considered for re-election are Tim Paterson-Brown, Allan Rowley, Neal Wyman, Dr. L. Peter Fielding, Peter Venton, Sir Christopher Paine and Dr. Allan Miller.  Mr. Paterson-Brown and Mr. Rowley are not independent directors.

Proposal 2—Ratification of Auditors Proposal
(see page 23)

The Board is seeking the ratification of the the Board’s selection of Amper, Politziner & Mattia LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.

The Meeting and Proxy Solicitations

Where and When.  The Meeting will be held at the offices of the Company, located at Kensington Centre, 66 Hammersmith Road, London, United Kingdom, on August 4, 2009.

What You Are Being Asked to Vote on.  At the Meeting, Stockholders will be considering and asked to vote on the following proposals:  Election of Directors and the Ratification of Auditors Proposal and to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Who May Vote.  You may vote at the Meeting if you owned Common Stock as of the close of business on June 30, 2009, the Record Date.  Each share of Common Stock is entitled to one vote.

What Vote is Needed on the Election of Directors.  Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Meeting.  Therefore, abstentions will be counted only for the purposes of meeting the quorum requirements.

What Vote is Needed on the Ratification of Auditors Proposal.  The approval of the Ratification of Auditors Proposal will require the affirmative vote of a majority of the Common Stock outstanding and entitled to vote in person or by proxy, provided a quorum is present at the Meeting.  Thus, any abstentions or limited proxies will be counted for the purpose of meeting the quorum requirements, and abstentions will not count for purposes of determining the number of votes cast in favor of any of this proposal.

Recommendations to Stockholders

MGT’s board of directors recommends that MGT Stockholders vote “FOR” each of the Director Proposal, and the Ratification of Auditors Proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, seven individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified.  The Company’s Board of Directors currently consists of seven persons and all seven individuals are nominated for re-election to the Board of Directors.  Unless a stockholder withholds authority, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions.  Management has no reason to believe any of the nominees will not be a candidate or will be unable to serve as a director.  However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

The seven current Directors to be considered for re-election are Tim Paterson-Brown, Allan Rowley, Neal Wyman, Dr. L. Peter Fielding, Peter Venton, Sir Christopher Paine and Dr. Allan Miller.  Mr. Paterson-Brown and Mr. Rowley are not independent directors.

Information about each of the nominees is set forth below.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies “FOR” the election of each nominee in this section.

If any director nominee is unable or unwilling to serve as a nominee at the time of the Meeting, the persons named as proxies may vote for a substitute nominee designated by the present Board to fill the vacancy or for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board.  The Board has no reason to believe any of the nominees will be unwilling or unable to serve, if elected as a Director.  Such persons have been nominated to serve until the next annual meeting or until their successors, if any, are elected or appointed.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Position	Director Since

Tim Paterson-Brown	48	Chairman, Chief Executive Officer and Director	December 2003
Allan Rowley	40	Chief Financial Officer and Director	April 2006
Neal Wyman	56	Independent Director, Audit Committee Member and Remuneration and Nominations Committee Chairman	November 2004
Dr. L. Peter Fielding	69	Independent Director and Audit Committee Member	July 2005
Peter Venton	66	Independent Director, Audit Committee Chairman and Remuneration and Nominations Committee Member	November 2004
Sir Christopher Paine	74	Independent Director	November 2004
Dr. Allan Miller	73	Independent Director	December 2002

Each of the directors is to be elected at the Meeting to hold office until the next annual meeting of Stockholders or until their successors are duly elected and qualified.  Officers are appointed by the Board of Directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the Board of Directors. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Tim Paterson-Brown joined the Company in December 2003 as a director and was appointed Chief Executive Officer in September 2004 and Chairman in June 2007.  Mr. Paterson-Brown is also a Non-Executive Director of Medicsight Plc and Chairman of Medicexchange Ltd the Company’s two main subsidiaries.  Mr. Paterson-Brown qualified as a Chartered Surveyor with Strutt and Parker in 1984 following degrees at London University and Magdalene College, Cambridge. In 1987, Mr. Paterson-Brown joined Leisure Investments Plc.  Between 1990 and 2003, Mr. Paterson-Brown worked in a variety of capacities to assist and invest in a number of leisure and technology businesses, including Accsys Technologies Plc, a United Kingdom-listed company, of which Mr. Paterson-Brown is a non-executive director.

Allan Rowley joined the Company in April 2006 as Finance Director of both Medicsight and Medicexchange and was appointed the Company’s Chief Financial Officer in August 2006.  As of March 19, 2009, he resigned as Finance Director of Medicsight Plc and was appointed Chief Executive Officer of Medicsight Plc.  Prior to joining the Company, Mr. Rowley served in a corporate development role from August 2005 to February 2006 at ComMedica Ltd, a United Kingdom-based medical software company specializing in Picture Archiving & Communication System (“PACS”) software. In this role, he worked on financing and acquisition opportunities and on commercial proposals with the sales and finance group. Before joining ComMedica, Mr. Rowley was revenue controller and a director of European Finance from January 2001 to June 2005 at Bea Systems, a NASDAQ-listed US-based software company. Mr. Rowley has several years of experience in public accounting in the United Kingdom and United States with Arthur Andersen and Ernst & Young, respectively. Mr. Rowley is a member of the Institute of Chartered Accountants in England and Wales and holds a Master of Philosophy and a Bachelor of Science degree from Aberystwyth University College of Wales.

Neal Wyman was appointed an independent director of the Company and a member of the Audit Committee in November 2004. Mr. Wyman trained as a Chartered Accountant with Coopers and Lybrand from 1975 to 1979 before moving to KPMG in 1979 where he worked in Hong Kong for two years.  Mr. Wyman moved into the recruitment industry in London in 1981 joining Michael Page for five years and specializing in financial services, gaining experience with a diverse range of clients.  In 1986, Mr. Wyman entered executive search, joining Tyzack and Partners, one of the United Kingdom’s leading consultancies, initially specializing in the financial services industry before broadening into general appointments and professional services. Mr. Wyman now focuses on board appointments for public and private companies. He is the principal shareholder of Tyzack and Partners. Mr. Wyman is a graduate of the London School of Economics and was educated at Bryanston School in Dorset, England.

L. Peter Fielding, M.D. was appointed an independent director of the Company and a member of the Audit Committee in July 2005. In addition to his departmental and institutional responsibilities at WellSpan Surgical Associates, which responsibilities commenced in 1997, Dr. Fielding specializes in General and Colorectal Surgery and has a specific interest in healthcare strategic planning, organizational structure and operational issues. He has led his organization's development of the Pain Relief Center; Hyperbaric Medicine and Advanced Wound Care Center; Clinical Weight Reduction (Bariatric Surgery) accreditation; York Hospital Human Motion Institute and the Molecular Biology Research Laboratory.

Dr. Fielding attended the Middlesex Hospital Medical School in London and qualified in 1964. Thereafter, he undertook surgical training in the United Kingdom, becoming the Vice-Chair of the Academic Surgical Unit at St. Mary's Hospital and Medical School, London. Subsequently, he was recruited to be Chief of Surgery in a Yale University-affiliated hospital, in New Haven, Connecticut with a faculty appointment of Clinical Professor of Surgery at Yale. Currently, Dr. Fielding is a Clinical Professor at the University of Pennsylvania and Pennsylvania State University and is the lead consultant on clinical issues to the National Cancer Institute’s Cancer Genome Atlas Program.

Peter Venton, OBE was appointed an independent director of the Company and a member of the Audit Committee in November 2004. He joined the Board of Medicsight as an independent director in April 2007.  He was also an independent director of Medicsight between November 2001 and July 2005.  Mr. Venton has over 30 years’ experience in the computing and telecommunications industry and holds several patents in the sector.  He is a former Chief Executive of Plessey (Radar, Defense and Electronic Systems) from 1982 to 1993 and GEC-Marconi Prime Contracts from 1990 to 1993.  He was Regional Managing Director of BAE Systems from 1997 to 2000.  Mr. Venton holds a BSc (Hons) in electronics from City University and the Advanced Management Program at Columbia University. From 2000 to present, he was a consultant to United Kingdom government departments on major projects and programs and is a member of several Program Boards.

Sir Christopher Paine was appointed an independent director of the Company in November 2004.  Sir Christopher was the President of the British Medical Association until 2001. He is currently the chairman of the Medical Advisory Board of the International Hospitals Group, chairman of The Royal Society of Medicine Support Services Ltd. and a trustee of the London Clinic.  He was Medical Director of the Advisory Committee on Distinction Awards for the National Health Service until the end of 1999 and has been President of the Royal College of Radiologists from 1992 to 1995 and was the President of The Royal Society of Medicine from 1996 to 1999.  Sir Christopher is a Medical Oncologist.  He was a consultant clinical oncologist from 1970 at the Churchill Hospital in Oxford.  He also served as director of clinical studies at medical school. He was district general manager of the Oxford Health Authority from 1984 to 1988. In addition, he has served on the Animal Welfare Council and Imperial Cancer Research Fund. Dr. Paine attended Eton College, Oxford University and St. Bartholomew’s Hospital Medical School.

Dr. Allan Miller was appointed an independent director of the Company in December 2002.  Dr. Miller qualified in medicine at St Bartholomew’s Hospital Medical School, London in 1961. In 1965, Dr. Miller was admitted to the Royal College of Physicians. After spending eight years in general practice, he joined Hoffman La Roche in 1979 where he held the positions of Head of Clinical Cardiovascular Research Worldwide, Head of Dermatological Research Worldwide and Head of Clinical Research UK.  Commencing in 1984, Dr. Miller spent 16 years as Medical Director for Napp Pharmaceuticals Ltd. and commencing in 2000, Dr. Miller spent four years as European Medical Research Director of the Purdue Pharma, Mundipharma, Napp group based in Cambridge, England.  Dr. Miller is a Member of the British Medical Association and a Fellow of the Royal Society of Medicine.

Certain Relationships and Related Transactions and Director Independence

Purchase of Shares

In the year ended December 31, 2008, Tim Paterson-Brown (our Chief Executive Officer), Allan Rowley (our Chief Financial Officer) and David Sumner (Medicsight’s Executive Chairman) purchased, on the open market, 110,000, 118,500 and 82,000 ordinary shares, respectively, in Medicsight Plc.

Director Independence

Each of the Company’s independent directors: Neal Wyman, Dr. L. Peter Fielding, Peter Venton, Sir Christopher Paine and Dr. Allan Miller are considered independent under Section 803A of the AMEX Company Guide with which the Company must comply.

Corporate Code of Ethics

On December 28, 2007, the Board of Directors adopted a new Code of Business Conduct and Ethics which applies to all directors and employees including the Company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. Prior to December 28, 2007, the Company’s employees were subject to the Code of Ethics adopted by the Board of Directors on November 25, 2004.

On December 28, 2007, the Board of Directors adopted the MGT Share Dealing Code, an Anti-Fraud Policy, a Whistleblowing Policy and a Fraud Response Plan.  The Board of Directors of Medicsight adopted the Medicsight Share Dealing Code on June 6, 2007.

 Copies of the Code of Business Conduct and Ethics, the Anti-Fraud Policy, the Whistleblowing Policy, the MGT Share Dealing Code and the Medicsight Share Dealing Code can be obtained, without charge, by writing to the Corporate Secretary at MGT Capital Investments, Inc., Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company’s directors, its executive officers, and any persons holding more than five percent of the Company’s common stock are required to report their initial ownership of the Company’s common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the “Commission”).  Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates.  The Company can report that there were no delinquent filings to report in Fiscal 2008.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of June 19, 2009:

•	each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock;

•	each person serving as a director or executive officer of the Company; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In general, a person who has voting power and/or investment power with respect to securities is treated as a beneficial owner of those securities. For purposes of this table, shares subject to outstanding warrants and options exercisable within 60 days of the date of this Proxy Statement are considered as beneficially owned by the person holding such securities. To our knowledge, except as set forth in this table, the persons named in this table have sole voting and investment power with respect to the shares shown.

Percentage beneficially owned is based upon 32,550,590 shares of common stock issued and outstanding as of June 19, 2009.

Name and address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Equity Beneficially Owned

5% Beneficial Owners:
Columbia Partners LLC Investment Management	1,655,645	5.1%

Directors and Officers:
Tim Paterson-Brown	2,000,000	6.1%
Allan Rowley	—	—
Neal Wyman	—	—
L. Peter Fielding	—	—
Peter Venton	16,666	*
Sir Christopher Paine	2,200	*
Dr. Allan Miller	—	—
Total Officers and Directors as a Group (7 persons)	2,018,866	6.2%

* Less than 1%.

Addresses for the Company’s directors and officers are c/o the Company at Kensington Centre, 66 Hammersmith Road, London W14 8UD, United Kingdom.

BOARD AND COMMITTEE MEETINGS AND FUNCTIONS

In the year ended December 31, 2008, the Company held four (4) Board meetings, two (2) Audit Committee meetings and one (1) Remuneration and Nomination Committee meeting.  No director attended fewer than 75% of the aggregate of the Board meetings and committee meetings.  The Company does not have a policy on director attendance at annual meetings of security holders.  The Company did not hold an annual meeting last year.

Audit Committee and Audit Committee Financial Expert

On November 25, 2004, the Company’s Board of Directors established an Audit Committee to carry out its audit functions.  At December 31, 2008, the membership of the Audit Committee was Peter Venton as Chairman and Neal Wyman and Dr L. Peter Fielding as members.

The Company’s Board of Directors has determined that Peter Venton, an independent director, is the audit committee financial expert, as defined in Regulation S-K promulgated under the Securities and Exchange Act of 1934, serving on its audit committee.

Audit Committee Report*

The audit committee of the Board of Directors during 2008 was composed of three directors: Peter Venton as Chairman and Neal Wyman and Dr. L. Peter Fielding as members, each of whom was “independent” as defined by the American Stock Exchange.  The Board of Directors has adopted a written Audit Committee Charter, which was filed as Exhibit 99.1 to the Company’s Annual Report on Form 10-K on March 31, 2005.

Management is responsible for the Company’s financial statements, financial reporting process and systems of internal controls.  The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon.  The Committee’s responsibility is to oversee all aspects the financial reporting process on behalf of the Board of Directors.  The responsibilities of the Committee also include engaging and evaluating the performance of the accounting firm that serves as the Company’s independent auditors.

The Committee discussed with the Company’s independent auditors, with and without management present, such auditors’ judgments as to the quality, not just acceptability, of the Company’s accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, “Communication with Audit Committees.”  The Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the written disclosures and the letter submitted to the Committee by the independent auditors as required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.

In reliance on such discussions with management and the independent auditors, review of the representations of management and review of the report of the independent auditors to the Committee, the Committee recommended (and the Board of Directors approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.  The Committee and the Board of Directors have also, respectively, recommended and approved the selection of the Company’s current independent auditors, which approval is subject to ratification by the Company’s Stockholders.

Audit Committee of the Board of Directors

/s/ Peter Venton

*           The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent the Company specifically requests the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act.

Remuneration and Nominations Committee

We have a Remuneration and Nominations Committee that is comprised of Neal Wyman and Peter Venton (two of the Company’s independent directors) that determines the compensation of the MGT Capital Investments, Inc.’s executive officers. The Board of Directors generally follows these recommendations.  Medicsight Plc has its own Remuneration and Nominations Committee and Board of Directors that determines the executive compensation for David Sumner (Executive Chairman) and Allan Rowley (Chief Executive Officer).  The Medicexchange Chairman determines the executive compensation for the Chief Executive Officer of Medicexchange (Alex Van Klaveren).

Our Remuneration and Nominations Committee does not have a charter.  The Remuneration and Nominations Committee will consider director nominees recommended by security holders.  To recommend a nominee please write to the Remuneration and Nominations Committee c/o the Company, Attn: Corporate Secretary.  There are no minimum qualifications for consideration for nomination to be a director of the Company.  The Nominations Committee will assess all director nominees using the same criteria.  All of the current nominees to serve as directors on our board of directors have previously served in such capacity.  During 2008, we did not pay any fees to any third parties to assist in the identification of nominees.  During 2008, we did not receive any director nominee suggestions from Stockholders.

Compensation Committee Interlocks and Insider Participation

None of the members of the Remuneration and Nominations Committee is or has been an officer or employee of the Company. In addition, none of the members of the Remuneration and Nominations Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

During 2008, none of our executive officers served on the compensation committee or board of directors of another entity, which entity had officers that served on our Board of Directors or the Remuneration and Nominations Committee.

Compensation Committee Report

The Board of Directors has reviewed and discussed the Company’s Compensation Discussion and Analysis with management.  Based on the review and discussions, those Directors have approved the inclusion of the Compensation Discussion and Analysis in our annual report on Form 10-K and this Proxy Statement.

Directors

Tim Paterson-Brown
Allan Rowley
Neal Wyman
Dr. L. Peter Fielding
Peter Venton
Sir Christopher Paine
Dr. Allan Miller

EXECUTIVE COMPENSATION

(All amounts are in thousands except share and per share data.)

Compensation Discussion and Analysis

Goals of our compensation program

We provide a compensation package for our executive officers we refer to as our “named executive officers” that we believe is designed to fairly compensate them and to enhance shareholder value. We have disclosed the compensation packages for our named executive officers in the Summary Compensation Table and related tables below. We have structured our compensation packages to motivate our named officers to achieve the Company’s business objectives and to align their interests with the interests of our shareholders. Specifically, our compensation program is designed to achieve the following objectives:

• Attract and retain excellent executives who are appropriate for the Company’s needs;

• Motivate and reward executives whose knowledge, skills and performance are critical to the Company’s success;

• Motivate the executives to increase shareholder value for both the Company and its subsidiary operations through the use of options; and

• Tie compensation to corporate and individual performance.

We use various elements of compensation to reward specific types of performance. Our employment agreements for each for our named executive officers determine the salary of each officer, which provides the basic level of compensation for performing the job expected of them. We use cash bonus awards as an incentive that provides a timely reward for attainment of exemplary corporate and individual performance in a particular period. We use stock options to provide a long term incentive, which adds value to compensation packages if the value of our common stock rises and aligns the interest of our executives with those of shareholders.

Elements of our compensation program

Our total compensation package for named executive officers consists of salary, bonuses and options. Each element of compensation is considered separately and we do not generally take into account amounts realized from prior compensation in establishing other elements of compensation. Our goal is to provide a total compensation package that we believe our named officers and our shareholders will view as fair and equitable. We consider the pay of each named executive officer relative to each other named executive officer so that the total compensation program is consistent for our executives. This is not a mechanical process, and our Board of Directors has used its judgment and experience and works with our Remuneration and Nominations Committees to determine the appropriate mix of compensation for each individual.

Named Executive Officers

We have the following named executive officers:

• Tim Paterson-Brown - Chairman and Chief Executive Officer, MGT Capital Investments, Inc; Non-executive Director, Medicsight Plc; and Chairman, Medicexchange Ltd.

•  Allan Rowley - Chief Financial Officer, MGT Capital Investments, Inc.; Chief Executive Officer, Medicsight Plc; and Chief Financial Officer, Medicexchange Plc.

• David Sumner - Executive Chairman, Medicsight Plc.

•  Alex Van Klaveren — Chief Executive Officer, Medicexchange Ltd.

Salary

Each named executive officer’s employment agreement determines his salary, which varies with the scope of his responsibilities.  These agreements provide for an annual base salary of $347 (£240) for Tim Paterson-Brown; $232 (£160) for Allan Rowley; $290 (£200) for David Sumner and $71 for Alex Van Klaveren.  We believe that the annual salary must be competitive with the market with respect to the skills and experience that are necessary to meet the requirements of the named executive officers’ position with us.

Bonus

The employment agreement in effect for each named executive officer provides for the possibility of a cash performance bonus as determined by our Board of Directors based upon the attainment of performance goals conveyed to the officer. The Board of Directors has the discretion to increase the cash performance bonus for any year.

Stock options and option exercises of stock vested

Options to the named executive officers may be granted from the Company and or its subsidiaries. We have stock option plans in MGT Capital Investments, Inc. and in its subsidiary companies Medicsight (whose shares are listed on the AIM market of the London Stock Exchange under the ticker symbol MDST.L) and Medicexchange (whose shares are not listed on any stock exchange at this time).

We award options to align the interests of our executives with the interest of our shareholders by having the realizable value depend on an increase in our stock price. We believe this will motivate our officers to return value to our shareholders through future appreciation of our stock price. The options provide a long term incentive because they vest over a period of time (typically three years) and remain outstanding for ten years, encouraging executives to focus energies on long term corporate performance. The vesting periods are designed to encourage retention of our officers.

In Fiscal 2008 none of the named executive officers exercised any of their stock options that had vested.

Pension and retirement benefits

Our named executive officers do not participate in any deferred benefit retirement plans such as a pension plan.

Non-qualified deferred compensation

We do not have any deferred compensation programs for our named executive officers.

Other benefits

We provide private health care insurance to some of our named executives.

Performance awards

Our named executive officers are entitled to cash bonuses, as determined by our Remuneration and Nominations Committees and our Board of Directors, based upon the attainment of commercial goals conveyed to that executive.

Our Compensation Process

We have a Remuneration and Nominations Committee that is comprised of Neal Wyman and Peter Venton (two of the Company’s independent directors) that determines the compensation of the MGT Capital Investments, Inc.’s executive officers. The Board of Directors generally follows these recommendations.  Medicsight Plc has its own Remuneration and Nominations Committee and Board of Directors that determines the executive compensation for David Sumner (Executive Chairman) and Allan Rowley (Chief Executive Officer).  The Medicexchange Chairman determines the executive compensation for the Chief Executive Officer of Medicexchange (Alex Van Klaveren).

We do not formally benchmark our compensation against any peer group. However we informally consider competitive market practices with respect to the salaries and total compensation of our named executive officers. We review the market practices by reviewing publicly available information of other companies in the HCIT sector and our geographical areas. However while we review such market information, it is only one factor we considered in establishing compensation, and we did not make use of any formula incorporating such data.

Generally in determining whether to increase or decrease compensation to our named executive officers, we take into account any changes, of which we are aware, in the market pay levels, the performance of the executive officer, any increase or decrease in responsibilities and roles of the executive officer, the business needs for the executive officer, the transferability of managerial skills to another employer, the relevance of the executives officers experience to other potential employers and the readiness of the executive officer to assume a more significant role within the organization.

Change in Control

The Company may immediately terminate the employment of any named executive officer for gross misconduct.  Both Tim Paterson-Brown and Allan Rowley have change in control provisions in their service contracts.  On a change in control event, Tim Paterson-Brown would be entitled to an immediate payment of 3 years’ basic salary and all stock options would become immediately vested and exercisable within the following 3 years.  On a change in control event, Allan Rowley would be entitled to an immediate payment of 2 years’ basic salary and all stock options would become immediately vested and exercisable within the following 2 years.

Stock ownership guidelines

We have not implemented any stock ownership requirements for our named executive officers. We have issued stock options to our named executive officers which we believe allows management to own equity in the Company and, accordingly, aligns their interest with those of MGT’s other Stockholders.

Summary Compensation Table

The following table summarizes Fiscal Years 2008, 2007 and 2006 compensation for services in all capacities of the Company’s named executive officers and other individuals.

Name and Principal Position	Year	Salary	Bonus	Option Awards (4)	All Other Compensation	Total Compensation

Tim Paterson-Brown	2008	$443	$277	$850	$—	$1,570
Chairman and CEO (1)	2007	$300	$500	$207	$—	$1,007
	2006	$222	$11	$7	$—	$240

Allan Rowley	2008	$295	$231	$483	$—	$1,009
CFO (2)	2007	$230	$380	$168	$—	$778
	2006	$77	$6	$38	$—	$121

David Sumner	2008	$370	$185	$274	$—	$829
Executive Chairman, Medicsight Plc	2007	$280	$430	$140	$18	$868
	2006	$178	$27	$11	$—	$216

Adam Boyse	2008	$185	$—	$85	$—	$270
CEO, Medicexchange Ltd (3)	2007	$240	$12	$87	$—	$339
	2006	$211	$11	$48	$—	$270

Alex Van Klaveren	2008	$32	$—	$54	$80	$166
CEO, Medicexchange Ltd	2007	$—	$—	$—	$80	$80
	2006	$—	$—	$—	$—	$—

Dr Ravi Bickram Shrestha	2008	$203	$35	$100	$—	$338
VP, Strategy and Business Development, Medicsight Plc	2007	$200	$80	$99	$—	$379
	2006	$117	$18	$54	$—	$189

Kenichi Nakagawa	2008	$210	$35	$37	$12	$294
Managing Director, Medicsight Japan	2007	$145	$31	$35	$11	$222
	2006	$107	$—	$—	$—	$107

(1)	Tim Paterson-Brown was appointed Chief Executive Officer on September 21, 2004 and Chairman on June 21, 2007.
(2)	Allan Rowley was appointed Chief Financial Officer on August 4, 2006.
(3)	Adam Boyse resigned as Chief Executive Officer of Medicexchange on August 4, 2008 and Alex Van Klaveren was appointed to the post on September 15, 2008.
(4)	This column discloses the dollar amount recognized for financial reporting purposes in accordance with FAS 123(R).

Outstanding Equity Awards at December 31, 2008

Name		Number of securities underlying unexercised Options Exercisable	Number of securities underlying unexercised Unearned Options	Option Exercise Price	Option Expiry Dates

Tim Paterson-Brown

Medicexchange Ltd	Plan A	100,000	50,000	£0.40 ($0.58)	June 30, 2016

Medicsight Plc	Plan E	333,333	666,667	£0.50 ($0.72)	December 31, 2016

	Plan F	83,333	166,667	£0.75 ($1.09)	March 31, 2017

	Plan G	166,666	333,334	£1.10 ($1.59)	November 30, 2017

MGT Capital Investments, Inc.	2007 Plan	333,333	666,667	$3.69	December 5, 2017

Allan Rowley

Medicexchange Ltd	Plan A	100,000	50,000	£0.40 ($0.58)	June 30, 2016

Medicsight Plc	Plan D	166,666	83,334	£0.83 ($1.20)	June 30, 2016

	Plan E	166,666	333,334	£0.50 ($0.72)	December 31, 2016

	Plan G	83,333	166,667	£1.10 ($1.59)	November 30, 2017

MGT Capital Investments, Inc.	2007 Plan	166,663	333,334	$3.69	December 5, 2017

David Sumner

Medicexchange Ltd	Plan A	100,000	50,000	£0.40 ($0.58)	June 30, 2016

Medicsight Plc	Plan A	50,000	—	£0.75 ($1.09)	September 30, 2012

	Plan B	50,000	—	£0.75 ($1.09)	June 30, 2014

	Plan E	300,000	600,000	£0.50 ($0.72)	December 31, 2016

	Plan G	166,666	333,334	£1.10 ($1.59)	November 30, 2017

Adam Boyse

Medicexchange Ltd	Plan A	100,000	—	£0.40 ($0.58)	June 30, 2016

Medicsight Plc	Plan C	100,000	—	£0.75 ($1.09)	June 30, 2015

	Plan D	100,000	50,000	£0.83 ($1.20)	June 30, 2016

Alex Van Klaveren

MGT Capital Investments, Inc.	2007 Plan	33,333	66,667	$3.69	December 5, 2017

Dr Ravi Bickram Shrestha

Medicexchange Ltd	Plan A	66,666	33,334	£0.40 ($0.58)	June 30, 2016

Medicsight Plc	Plan D	166,666	83,334	£0.83 ($1.20)	June 30, 2016

Medicsight Plc	Plan E	50,000	100,000	£0.50 ($0.72)	December 31, 2016

Medicsight Plc	Plan I	—	50,000	£0.24 ($0.35)	December 16, 2018

Kenichi Nakagawa

Medicsight Plc	Plan E	100,000	200,000	£0.50 ($0.72)	December 31, 2016

Medicsight Plc	Plan I	—	300,000	£0.24 ($0.35)	December 16, 2018

Grants of Plan-Based Awards

Name	Option Grant Dates (1)	Number of options	Option Exercise Price	Grant Date Fair Value (2)

Tim Paterson-Brown

Medicexchange Ltd	July 20, 2006	150,000	£0.40 ($0.58)	$60

Medicsight Plc	February 22, 2007	1,000,000	£0.50 ($0.72)	$520

	May 16, 2007	250,000	£0.75 ($1.09)	$165

	December 18, 2007	500,000	£1.10 ($1.59)	$430

MGT Capital Investments, Inc.	December 5, 2007	1,000,000	$3.69	$1,600

Allan Rowley

Medicexchange Ltd	July 20, 2006	150,000	£0.40 ($0.58)	$60

Medicsight Plc	July 13, 2006	250,000	£0.83 ($1.20)	$275

	February 22, 2007	500,000	£0.50 ($0.72)	$260

	December 18, 2007	250,000	£1.10 ($1.59)	$215

MGT Capital Investments, Inc.	December 5, 2007	500,000	$3.69	$800

David Sumner

Medicexchange Ltd	July 20, 2006	150,000	£0.40 ($0.58)	$60

Medicsight Plc	March 20, 2003 (*)	50,000	£0.75 ($1.09)	$38

	September 9, 2004 (*)	50,000	£0.75 ($1.09)	$38

	February 22, 2007	900,000	£0.50 ($0.72)	$468

	December 18, 2007	500,000	£1.10 ($1.59)	$430

Adam Boyse

Medicexchange Ltd	July 20, 2006	150,000	£0.40 ($0.58)	$60

Medicsight Plc	June 30, 2005 (*)	100,000	£0.75 ($1.09)	$94

	July 13, 2006	150,000	£0.83 ($1.20)	$165

Alex Van Klaveren

MGT Capital Investments, Inc.	December 5, 2007	100,000	$3.69	$160

Dr Ravi Bickram Shrestha

Medicsight Plc	July 13, 2006	250,000	£0.83 ($1.20)	$275

Medicsight Plc	February 22, 2007	150,000	£0.50 ($0.72)	$78

Medicsight Plc	December 16, 2008	50,000	£0.24 ($0.35)	$10

Medicexchange Ltd	July 20, 2006	150,000	£0.40 ($0.58)	$60

Kenichi Nakagawa

Medicsight Plc	February 22, 2007	300,000	£0.50 ($0.72)	$330

Medicsight Plc	December 16, 2008	100,000	£0.24 ($0.35)	$52

(1)	One-third of options vest on each of the first, second and third anniversaries of the grant date, except for the items marked (*) which were fully vested at December 31, 2008.

(2)	Grant date fair value was computed in accordance with FAS 123(R). We estimated the fair value for the stock options using the Black-Scholes option pricing model.

Discussion of Summary Compensation and Grant of Plan Based Award Tables

Employment agreements

Pursuant to their employment agreements, Tim Paterson-Brown and Allan Rowley received an annual salary of $347 (£240) and $232 (£160) respectively, plus a bonus each year as determined by our Board of Directors based on attainment of performance goals conveyed to the employee.  Tim Paterson-Brown is on 12 months’ notice to the Company and 36 months’ notice from the Company.  Allan Rowley is on 6 months’ notice to the Company and 24 months’ from the Company.

Potential Payments on Termination or Change in Control

The Company may immediately terminate the employment of any named officer for gross misconduct.  Both Tim Paterson-Brown and Allan Rowley have change in control provisions in their service contracts.  On a change in control event, Tim Paterson-Brown would be entitled to an immediate payment of 3 years’ base salary and all stock options would become immediately vested and exercisable within the following 3 years.  On a change in control event, Allan Rowley would be entitled to an immediate payment of 2 years’ base salary and all stock options would become immediately vested and exercisable within the following 2 years.

Director Compensation

Name	Fees Earned or Paid in Cash (1)	Option Awards	All Other Compensation	Total

Neal Wyman	$40	$—	$—	$40
Dr L. Peter Fielding	$30	$—	$—	$30
Peter Venton (2)	$93	$—	$—	$93
Sir Christopher Paine	$20	$—	$—	$20
Dr Allan Miller	$20	$—	$—	$20

(1)
As employees of the Company, Tim Paterson-Brown, the Chairman and Chief Executive Officer, and Allan Rowley, the Company’s Chief Financial Officer, received no directors’ fees from the Company during 2008 and therefore are not included in the table.

(2)	Includes fees for services to the Company and to Medicsight Plc.

All Directors are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties.

Independent Director Compensation

From January 1, 2008, the Company increased fees for its independent directors.  Each of its independent directors receives annual compensation of $20 for their services to the Company.  Members of the Audit Committee and/or Remuneration Committee receive an extra $10 for each committee they serve on.  For the fiscal year 2009, the Company does not propose any change in fees for its independent directors.

Required Vote

Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Meeting.  Therefore, abstentions will be counted only for the purposes of meeting the quorum requirements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 TO RE-ELECT EACH OF MESSRS.  PATERSON-BROWN, ROWLEY, WYMAN, FIELDING, VENTON, PAINE AND MILLER AS DIRECTORS OF THE COMPANY.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

Introduction

Amper, Politziner & Mattia LLP ("AP&M") has served as the Company’s independent auditors since November 18, 2003 and has been appointed by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending December 31, 2009. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Meeting in person or by proxy, the Board will reconsider its selection of auditors.

One or more representatives of AP&M are expected to attend the Meeting, will have the opportunity to make a statement at the Meeting if they desire, and are expected to be available to respond to appropriate questions.

The following is a summary of fees paid to AP&M for services rendered:

(All amounts are in thousands.)

Audit Fees

The aggregate fees billed or expected to be billed for professional services rendered by AP&M for the years ended December 31, 2008 and December 31, 2007, for the annual audit of the Company's financial statements for such years amounted to $226 and $212, respectively.

Audit-Related Fees

The aggregate fees billed for audit–related services not reported as Audit Fees rendered by AP&M for the years ended December 31, 2008 and December 31, 2007 amounted to $58 and $0, respectively.

Tax Fees

The aggregate fees billed for tax services rendered by AP&M for the years ended December 31, 2008 and December 31, 2007 amounted to $60 and $135, respectively.

All Other Fees

 The Company did not receive products and services provided by AP&M, for the fiscal years ended December 31, 2008 and December 31, 2007, other than those discussed above.

The Company’s Audit Committee has approved the Company’s audit fees.

As of November 25, 2004, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  Each such firm shall report directly to the Company’s Audit Committee.  The Audit Committee also is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Required Vote

The ratification of the Board’s selection of AP&M will require the affirmative vote of a majority of the Common Stock outstanding and entitled to vote in person or by proxy, provided a quorum is present at the Meeting.  Thus, any abstentions or other limited proxies will be counted for the purpose of meeting the quorum requirements and will not count for purposes of determining the number of votes cast in favor of the ratification of the Board’s selection of AP&M.

No Appraisal Rights

Under Delaware law, the Stockholders are not entitled to appraisal rights with respect to the Ratification of Auditors Proposal and the Company will not independently provide stockholders with any such right.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO RATIFY THE BOARD’S SELECTION OF AMPER, POLITZINER & MATTIA LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company.  In addition to solicitation by mail or through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs.  Solicitation by officers and employees of the Company may also be made of some Stockholders following the original solicitation.

Other Business

The Company’s Board of Directors knows of no other matter to be presented at the Meeting.  If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals for 2010 Annual Meeting of Stockholders

A Stockholder may present proposals for inclusion in the Proxy Statement for the 2010 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations.  Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2010 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Corporate Secretary.  The Corporate Secretary will present a summary of all stockholder communications to the Board of Directors at subsequent Board of Directors meetings.  The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s 2008 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.  Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934.  Such Report includes the Company’s audited financial statements for the 2008 fiscal year and certain other financial information, which is incorporated by reference herein.

The Company is subject to the information requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC.  Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov.

Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Fred Beatson-Hird, the Company’s representative, at 011-44-207-605-1151.

ANNUAL MEETING OF STOCKHOLDERS OF
MGT CAPITAL INVESTMENTS, INC.

AUGUST 4, 2009

Please mark, date, sign and mail
your proxy card in the
envelope provided as soon
as possible

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. 1. Election of Directors		2. To consider and act upon a proposal to ratify the Board’s selection of AMPER POLITZINER & MATTIA LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT	☐ Allan Rowley ☐ Neal Wyman ☐ Dr. L. Peter Fielding ☐ Peter Venton ☐ Sir Christopher Paine ☐ Dr. Allan Miller

☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF AMPER POLITZINER & MATTIA LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

(See Instruction below)

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 4, 2009 AT 10:00 A.M. (BRITISH SUMMER TIME) AT THE OFFICES OF THE COMPANY, KENSINGTON CENTRE, 66 HAMMERSMITH ROAD,LONDON, UK, W14 8UD        ☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority for in the box below.

To change the address on your account, please check     ☐  the box at right and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may be submitted via this method.

Signature of Stockholder ______________ Date: ________		Signature of Stockholder ______________ Date: ________

Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by an authorized person.

MGT CAPITAL INVESTMENTS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 4, 2009

Revoking all prior proxies, the undersigned, a stockholder of MGT CAPITAL INVESTMENTS, INC. (the “Company”), hereby appoints Tim Paterson-Brown and Allan Rowley or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 4, 2009 at the offices of the Company, Kensington Centre, 66 Hammersmith Road, London, UK W14 8UD at 10:00 a.m. British Summer Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT:  SIGNATURE REQUIRED ON THE REVERSE SIDE